Jefferies 2014 Global Healthcare Conference

June 5, 2014



FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The ability of PDL's licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- The productivity of acquired income generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be undersecured and unable to recuperate our capital expenditures in the transaction;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency rates;
- Positive or negative results in PDL's attempt to acquire income generating assets;
- The outcome of litigation or disputes; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

PDL BioPharma

KEY INFORMATION

Ticker	PDLI (NASDAQ)
Location	Incline Village, Nevada
Employees	Less than 10
2013 Revenues	$443 million
2013 Expenses	$35 million
2014 Regular Dividends (Pay Date)	$0.15 /share paid on March 12, and to be paid on June 12, September 12, and December 12
2014 Regular Dividends (Record Date)	March 5, June 5, September 5, and December 5
Total Deployed Capital	~$700 million to date
Q1-2014 Cash Position[1]	$337 million
Average Daily Volume	~ 3.1 million shares

1. Does not reflect subsequent note purchase from kaleo ($150 million).

OVERVIEW OF PDL BIOPHARMA



MISSION

- **Optimize return for shareholders**
  - Dividends

- **Queen et al. patents**
  - Manage patent portfolio
  - Manage license agreements

- **Acquire new income generating assets to support payment of dividends**
  - Assets that improve shareholder return
  - Preferably backed by commercial stage products
  - Drug or medical devices with differentiated profile
  - Indifferent as to therapeutic field
  - Debt, royalty or hybrid deal structures

PDL BioPharma

MANAGEMENT, BOARD AND SENIOR ADVISORS

Management

John McLaughlin
President & CEO

Christopher Stone
VP, General Counsel & Secretary

Peter Garcia
VP & Chief Financial Officer

Danny Hart
Deputy General Counsel

David Montez
Controller & CAO

Board of Directors

David Gryska

Jody Lindell

John McLaughlin

Paul Sandman

Harold E. Selick, Ph.D.
Lead Director

Advisors

Evan Bedil, M.D.

Glenn Reicin

Stephen Hoffman, M.D., Ph.D.

Ramesh Donthamsetty

Experienced Leadership Team with a Track-Record of Success

RECENT DEVELOPMENTS



RECENT DEVELOPMENTS

- **$150 million transaction with kaleo**
  - PDL acquired $150 million in notes backed by 100% of royalties on sales of Auvi-Q by Sanofi and 10% of net sales of EVZIO by kaleo.
  - Notes pay 13% interest with a final maturity in March 2029, however, repayment is anticipated in 2020.
  - Auvi-Q is a new system for delivery of epinephrine to treat severe allergic reactions that can be life-threatening i.e., anaphylaxis.
  - EVZIO, which was approved by the FDA on April 3, 2014, uses the same technology to deliver naloxone for the treatment of patients who overdose on opioids.


Interactive System
Speaker
Plunger
Drug Cartridge
Cartridge Carrier
Adhesive
Flex Circuit
Batteries
LEDs
Needle Sheath & Needle
Top
Gas Cylinder
Piston
Retraction Spring
Opener / Puncture Pin
Opener Carrier
Puncture Spring
Black Base
Red Safety Guard

Auvi-Q


Auvi-Q
A

Source: How Small Am I? http://www.auvi-q.com/epinephrine-auto-injector-size

PDL BioPharma

INCOME GENERATING ASSETS



APPROVED QUEEN LICENSED PRODUCTS

Product	Licensee	2013 WW Sales	Approved Indications
AVASTIN bevacizumab	Genentech (US) and Roche (ex-US)	$6.9 billion	Metastatic colorectal cancer Advanced non-small cell lung cancer Renal cancer Metastatic HER2 – breast cancer Glioblastoma Ovarian cancer
Herceptin trastuzumab	Genentech (US) and Roche (ex-US)	$6.7 billion	Metastatic HER2+ breast cancer Metastatic HER2+ stomach cancer
LUCENTIS RANIBIZUMAB INJECTION	Genentech (US) and Novartis (ex-US)	$4.25 billion	Wet age-related macular degeneration (AMD) Macular edema or swelling following retinal vein occlusion Diabetic macular edema
Xolair Omalizumab	Genentech (US) and Novartis (ex-US)	$1.49 billion	Moderate to severe persistent allergic asthma First approved therapy designed to target the antibody IgE, a key underlying cause of the symptoms of allergy related asthma
TYSABRI (natalizumab)	Biogen Idec	$1.5 billion	Multiple Sclerosis (MS) in adult patients with relapsing forms of the disease Crohn's disease in adult patients with moderate-to-severe forms of the disease who have had an inadequate response to or are unable to tolerate conventional therapies
ACTEMRA tocilizumab	Roche and Chugai	$1.15 billion	Moderate to severe rheumatoid arthritis (RA), including patients who have had an inadequate response to one or more DMARDS
PERJETA pertuzumab	Genentech (US) and Roche (ex-US)	$361 million	Previously untreated HER2+ metastatic breast cancer Neoadjuvant treatment of HER2+ metastatic breast cancer
Kadcyla	Genentech (US) and Roche (ex-US)	$259 million	Second line metastatic HER2+ breast cancer First line in patients with metastatic HER2+ breast cancer with disease recurrence within 6 months of adjuvant treatment
GAZYVA	Genentech (US) and Roche (ex-US)	$3 million (approved on November 1, 2013)	First line in combination with chlorambucil chemotherapy for the treatment of people with previously untreated chronic lymphocytic leukemia (CLL)

Roche sales assumes 1.1079 CHF/USD

QUEEN et al. PATENTS – ROYALTY RATES

- **Tysabri, Actemra and Gazyva**
  - Flat, low single-digit royalty.

- **Genentech Products (Avastin, Herceptin, Lucentis,[1] Xolair, Perjeta and Kadcyla)**
  - 2.125% on all Genentech Products regardless of site of manufacture or sale effective as of August 15, 2013.
  - Royalties on Avastin, Herceptin, Xolair, Perjeta and Kadcyla through 1Q16 (on sales through 4Q15).
  - Royalties owed on US Lucentis sales through 3Q13 (on sales through 2Q13) and ex-US sales through 1Q15 (on sales through 4Q14).
  - Compares to blended global royalty rate on Genentech Products in 2013 of 1.9% under previous tiered and bifurcated (US made or sold vs. ex-US made and sold) royalty schedule.

1. As part of a settlement with Novartis, which commercializes Lucentis outside US, PDL agreed to pay to Novartis certain amounts based on net sales of Lucentis made by Novartis during calendar year 2011 and beyond. The amounts to be paid are less than we receive in royalties on such sales and we do not currently expect such amount to materially impact our total annual revenues in 2014.

PDL BioPharma

INCOME GENERATING ASSETS SCORECARD

Current Investments:

Senior Secured Note Purchase kaléo $150,000,000 April 2014	Senior Secured Financing PARADIGM SPINE $75,000,000 February 2014	Senior Secured Financing DIRECT FLOW MEDICAL INC. $50,000,000 November 2013
Senior Secured Financing DURATA THERAPEUTICS $70,000,000 October 2013	Royalty Acquisition Depomed $240,500,000 October 2013	Senior Secured Financing LENSAR $60,000,000 October 2013
Senior Secured Financing/ Royalty Transaction AVINGER $40,000,000 April 2013	Royalty Transaction/ Senior Secured Financing Wellstat Diagnostics, LLC $44,000,000 November 2012	Royalty Transaction/ Senior Secured Financing AxoGen $20,800,000 October 2012

Concluded Investments:

Senior Secured Financing MERUS LABS $55,000,000 July 2012

- **10 Transactions to date**
- **$800MM+ total committed with ~$700MM+ deployed**
- **$225MM committed year-to-date 2014**
- **1 Matured Transaction (Merus Labs)**

PDL BioPharma

OTHER INCOME GENERATING ASSETS

Company	Structure	Technology	Deal Summary
AxoGen	Hybrid royalty/debt	Commercialization of Avance, nerve allograft to bridge severed nerves, and AxoGuard devices, to connect or protect the reconnection of severed nerves.	$20.8 million hybrid debt-royalty structure with midterm through later periods payments of greater of minimum payment or royalty. Royalty rate is 9.95%. Eight year term with PDL put at end of year 4 and AxoGen call in years 5 through 8.
Wellstat Diagnostics, LLC	Hybrid royalty/debt	Development of point-of-care diagnostic system using electrochemical luminescence and assays.	$44 million hybrid debt-royalty structure royalty whereby Wellstat is required to repay outstanding principal and a specific target internal rate of return at maturity or upon the occurrence of certain key events. Target internal rates of return depend on whether date of repayment is on or after December 31, 2014, and is higher after this date. Upon commercialization of Wellstat's diagnostic systems or assay, PDL will receive a low double digit royalty on Wellstat Diagnostics' net revenues. Term can be as long as 2021.
AVINGER	Hybrid royalty/debt	Commercialization of Ocelot and Lightbox next-generation image guided catheter devices used to open totally occluded arteries in the legs, and development of Pantheris, next-generation image guided atherectomy device.	$20 million in cash funded to Avinger on closing and another $20 million in additional funds to Avinger upon accomplishment of certain specified revenue milestones. In exchange, PDL will receive interest on the principal amount outstanding and a low, single-digit royalty on Avinger's revenues from the sale of Avinger's suite of products through April 2018.
LENSAR	Debt	Commercialization of its femtosecond laser for cataract treatment which uses 3-D imaging and liquid interface to allow more accurate corneal incisions with more precise and uniform depth of incision and to prevent accidental incision.	An initial $40 million was provided at close of the transaction, with the remaining $20 million to be funded upon the attainment of a specified sales milestone. The interest rate on the loans is 15.5% and they mature on October 1, 2018.
Depomed	Royalty	Five drugs for type 2 diabetes: Glumetza®, Janumet® XR, Invokana®, Boehringer Ingelheim's fixed-dose combinations of drugs and extended-release metformin, LG Life Sciences' and Valeant Pharmaceuticals' extended-release metformin in Korea and Canada.	Rights to receive royalties and milestones payable on sales of Type 2 diabetes products licensed by Depomed in exchange for a $240.5 million cash payment until PDL receives payments equal to $481 million after which all payments received will be shared evenly between PDL and Depomed. The agreement terminates on the later of October 2024 or when royalty payments are no longer due.

OTHER INCOME GENERATING ASSETS

Company	Structure	Technology	Deal Summary
DURATA THERAPEUTICS	Debt	Development and commercialization of a novel intravenous antibiotic, dalbavancin which is dosed twice for 30 minutes, initially and on day 8.	An initial $25 million was provided at the close of the transaction. The agreement provides up to $45 million in additional funds to Durata, with $15 million of funding upon regulatory approval of dalbavancin, and the remaining $30 million to be funded within nine months after regulatory approval of dalbavancin at Durata's election. The interest rate on tranche 1 was 14% which declined to 12.75% on all amounts after the second tranche was funded. The loans mature on October 31, 2018.
DIRECT FLOW MEDICAL, INC.	Debt	Commercialization of its transcatheter aortic valve system to treat aortic stenosis with minimal risk of aortic regurgitation, a significant clinical complication with current transcatheter aortic heart valve replacement systems.	An initial $35 million was provided at the close of the transaction, with the remaining $15 million to be funded upon the achievement of a specified revenue milestone. The interest rate on tranche 1 is 15.5% which declines to 13.5% on all amounts after the second tranche is funded. The loans mature on November 5, 2018.
PARADIGM SPINE	Debt	Commercialization of coflex for treatment of spinal conditions.	An initial $50 million and additional $25 million to be funded in two tranches upon the achievement of specified revenue and other milestones on or prior to December 31, 2014. Interest rate is 13%. Loans mature on August 14, 2019.
kaléo	Debt	Commercialization of Auvi-Q for delivery of epinephrine to treat severe allergic reactions that can be life-threatening i.e., anaphylaxis, and EVZIO for delivery of naloxone for the treatment of patients who overdose on opioids.	$150 million worth of Notes backed by 100% of royalties of sales of Auvi-Q by Sanofi and 10% of net sales of EVZIO by kaleo. The Notes pay interest at 13% and, while final maturity is March 2029, PDL anticipates that the notes will be repaid in 2020.
Concluded Deal			
MERUS LABS	Debt	Commercialization of Enablex, a treatment for overactive bladder, and Vancocin, an intravenous antibiotic.	$55 million credit agreement with Merus in connection with Merus' acquisition of Enablex from Novartis. In September 2013 Merus refinanced its debt obligation subject to a pre-payment penalty.

QUEEN LICENSED - AVASTIN

- **Avastin**
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On April 15, 2014, Genentech/Roche reported that 1Q14 worldwide sales were $1.753 billion* and increased by 9%.

- US: Significant increase in sales in colorectal cancer due to label expansion through multiple lines of therapy.
- EU: Strong sales driven by ovarian and colorectal cancers with the latter due to the label expansion through multiple lines of therapy.
- Japan: Steady growth in Japan in colon, lung, breast cancers and GBM.
- Genentech/Roche intend to file for approval for treatment of cervical cancer in US and EU in 2014.

*Assumes CHF1 = USD1.1204.

PDL BioPharma

QUEEN LICENSED - HERCEPTIN

- Avastin
- **Herceptin**
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On April 15, 2014, Genentech/Roche reported that 1Q14 worldwide sales were 1.710 billion* and increased by 3%.
- US: Stable market share.
- EU: Volume growth but somewhat offset by price decreases.
- Intl: Growth driven by China and Latin America.

✓ Subcutaneous formulation launched in 18 countries with good uptake where available.

*Assumes CHF1 = USD1.1204.

PDL BioPharma

QUEEN LICENSED - LUCENTIS

- Avastin
- Herceptin
- **Lucentis**
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On April 15, 2014, Genentech/Roche reported that 1Q14 US sales were $456 million and increased by 8%.
  - AMD and RVO: Stable use and increasing size of market.
  - DME: Increasing patient share but also expecting competition.

✓ On April 24, 2014, Novartis reported that 1Q14 ex-US sales were $620 million and increased by 6%.

QUEEN LICENSED - XOLAIR

- Avastin
- Herceptin
- Lucentis
- **Xolair**
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On April 15, 2014, Genentech/Roche reported that 1Q14 US sales were $230 million* and increased by 15%.
✓ On April 24, 2014, Novartis reported that 1Q14 ex-US sales were $173 million and increased by 24%.
✓ On March 6, 2014, Novartis reported that the EU had approved Xolair as an add on therapy for chronic spontaneous idiopathic urticaria.
✓ On March 21, 2014, Genentech/Roche announced that the FDA had approved Xolair for chronic idiopathic urticaria.

*Assumes CHF1 = USD1.1204.

PDL BioPharma

QUEEN LICENSED - TYSABRI

- Avastin
- Herceptin
- Lucentis
- Xolair
- **Tysabri**
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On April 23, 2014, Biogen Idec reported that 1Q14 worldwide sales were $441 million, a decrease of 3% when compared to global in-market sales in 1Q13.

PDL BioPharma

QUEEN LICENSED - ACTEMRA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- **Actemra**
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On April 15, 2014, Genentech/Roche reported that 1Q14 worldwide sales increased by 23% year over year.
- US: 1Q14 sales increased 22% year over year to $96 million with growth driven by monotherapy use.
- Japan: 1Q14 sales increased 49% year over year to $59 million. Biggest contributor after launch of subcutaneous formulation.

✓ On December 20, 2013, Genentech/Roche announced positive CHMP opinion in EU with respect to approval of the subcutaneous formulation.

✓ On October 21, 2013, Genentech/Roche announced approval of the subcutaneous formulation in US.

QUEEN LICENSED - PERJETA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- **Perjeta**
- Kadcyla
- Gazyva
- Solanezumab

✓ On April 15, 2014, Genentech/Roche reported 1Q14 worldwide sales were $199 million* and increased by 274% year over year.
  - US: Strong adoption in neo-adjuvant setting and continued growth in first line HER2-positive metastatic breast cancer.

*Assumes CHF1 = USD1.1204.

PDL BioPharma

QUEEN LICENSED - KADCYLA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- **Kadcyla**
- Gazyva
- Solanezumab

✓ On April 15, 2014, Genentech/Roche reported 1Q14 worldwide sales were $114 million* and increased by 474%.

- US: Increasing use in second line treatment of HER2-positive metastatic breast cancer.
- EU: Launch ongoing.
- Japan: Launch expected in 2Q14.

*Assumes CHF1 = USD1.1204.

PDL BioPharma

QUEEN LICENSED - GAZYVA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- **Gazyva**
- Solanezumab

✓ On April 15, 2014, Genentech/Roche announced 1Q14 US sales of $9 million*.
✓ Gazyva was approved in the US on November 1, 2013 for previously untreated chronic lymphocytic leukemia in combination with chlorambucil.
✓ On May 27, 2014, EU Committee on Medicinal Products recommended approval for the treatment of chronic lymphocytic leukemia in combination with chlorambucil.

*Assumes CHF1 = USD1.1204.

PDL BioPharma

QUEEN LICENSED - SOLANEZUMAB

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- **Solanezumab**

✓ On July 12, 2013, Lilly announced details regarding its new Phase 3 trial
- 2,100 patients with mild Alzheimer's Disease with amyloid pathology confirmed by either PET or cerebrospinal fluid instead of 1,322 mild Alzheimer's Disease patients in previous Phase 3s.
- Co-primary endpoints of ADAS-Cog14 (cognition) and ADCS-iADL (function) instead of ADAS-Cog11 and ADCS-ADL used in previous Phase 3s.
- 22 months for patient enrollment beginning in September 2013 plus 18 months for patient follow up equals 40 months or late 2016 to data.

✓ If solanezumab were to receive marketing authorization, PDL would receive a 12.5 year know-how royalty of 2% from date of first sale.

PDL BioPharma

PDL BioPharma

FINANCIALS



Q114 vs Q113 and FY 2013 Financials

(In thousands, except per share amounts)	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013	Year Ended December 31, 2013	Year Ended December 31, 2012
Revenues	$ 139,664	$ 91,847	$ 442,921	$ 374,525
Cost of royalty revenues	11,931	-	5,637	-
G&A expenses	4,582	7,186	29,755	25,469
Operating expenses	16,513	7,186	35,392	25,469
Operating income	123,151	84,661	407,529	349,056
Interest and other income, net	9,121	3,838	19,218	7,113
Interest expense	(10,525)	(6,000)	(24,871)	(29,036)
Loss on extinguishment of debt	(6,143)	-	-	-
Income before income taxes	115,604	82,499	401,876	327,133
Income tax expense	42,721	29,028	137,346	115,464
Net income	$ 72,883	$ 53,471	$ 264,530	$ 211,669
Net income per share - Basic	$ 0.48	$ 0.38	$ 1.89	$ 1.52
Net income per share - Diluted	$ 0.44	$ 0.36	$ 1.66	$ 1.45

	March 31, 2014	December 31, 2013
Cash, cash equivalents and investments	$ 337,593	$ 99,540
Total notes receivable	$ 248,400	$ 195,048
Total assets	$ 852,579	$ 543,955
Total term loan payable	$ 55,921	$ 74,397
Convertible notes payable	$ 467,219	$ 320,883
Total stockholders's equity	$ 202,214	$ 113,489

PDL BioPharma

PDL BioPharma

DEBT



CURRENT AND LONG-TERM DEBT

Convertible Notes	Conversion Rate per $1,000 Principal Amount	Approximate Conversion Price Per Common Share	Conversion Price as Increased by Bond Hedge	Effective Date	Principal Balance Outstanding
May 2015 Notes 3.75%	165.4367	$6.04	$7.11	June 3, 2014	$155,250,000
Series 2012 Notes (Feb 2015) 2.875%	188.812	$5.30	-	June 3, 2014	$48,311,000
February 2018 Notes 4.00%	109.1047	$9.17	$10.36	February 12, 2014	$300,000,000

- **$75 million term loan**
  - 12 months with quarterly amortization and last payment in October 2014.
  - Current principal owed as of March 31 is $37.5 million
  - LIBOR + 200 bps.
  - Senior Secured Leverage ratio: 2.0x.
  - Minimum liquidity: $15 million.

PDL BioPharma

CONCLUSION





INVESTMENT HIGHLIGHTS

- **Strong historic revenue growth from Queen licensed products**
  - Potential for additional indications from existing products and new product approvals, such as Kadcyla and Gazyva.
  - Increased certainty as to applicable royalty rate and duration of royalties from Genentech/Roche settlement.
- **Ten income generating deals to date deploying about $700 million in capital with potential for additional deals**
- **Greater certainty as to duration of royalty income and significantly reduced burn with Genentech/Roche settlement**
- **Liquidity – volume averages 3.1 million shares/day**
- **Return to shareholders**
  - Since 2009, paid special or regular dividends totaling $5.62/share.
  - In 2014, paid regular, quarterly dividend of $0.15/share on March 12 and will pay additional dividends on June 12, September 12 and December 12.